                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

         THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT ("Amendment"), dated as of July 1, 1996, is made by and between Essex Property Trust, Inc., a Maryland corporation (the "Company"), and Tiger/Westbrook Real Estate Fund, L.P., a Delaware limited partnership, and Tiger/Westbrook Real Estate Co-Investment Partnership, L.P., a Delaware limited partnership (individually and collectively, and including any nominee or nominees in whose name securities may be held, "Buyer").

                                R E C I T A L S:

         WHEREAS, the parties hereto entered into that certain Stock Purchase Agreement, dated as of June 20, 1996 (the "Stock Purchase Agreement"), whereby, subject to certain conditions, the Company agreed to sell to the Buyer and the Buyer agreed to purchase from the Company an aggregate of 280,000 shares of a newly authorized series of preferred stock of the Company designated as 8.75% Convertible Preferred Stock, Series 1996A (the "Preferred Stock"), having the terms set forth in the form of Company's Articles Supplementary attached as Exhibit A thereto (the "Articles Supplementary") establishing the rights, privileges and preferences of the Preferred Stock, at a price of $25.00 per share;

         WHEREAS, an affiliate of Buyer and the Company entered into that certain Loan Facility Agreement, dated as of June 20, 1996, as amended to the date hereof (as amended, the "Loan Agreement"), whereby T/W Essex Funding, L.L.C. (the "Lender"), agreed to lend to the Company and the Company agreed to borrow from the Lender up to an aggregate of $31,500,000, and portions of such borrowed funds were, under the circumstances set forth in the Loan Agreement, to be repaid or exchangeable for additional shares of Preferred Stock or, if the Company and Buyer so agree, Operating Partnership Units or other interests, subject to the terms and conditions set forth therein;

         WHEREAS, the parties hereto desire, among other things, to provide that the Buyer shall purchase an aggregate of 340,000 shares of Preferred Stock at the Initial Closing (as defined herein) and may, subject to the terms and conditions hereof, of the Stock Purchase Agreement and the Loan Agreement, purchase up to an aggregate of 1,600,000 shares of Preferred Stock; and

         WHEREAS, the parties hereto have agreed, among other things, to amend and modify the Stock Purchase Agreement as set forth herein.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing premises and covenants hereinafter set forth, and other good and valuable consideration had and received, the parties hereto, upon the terms and subject to the conditions contained herein, hereby agree as follows:


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
                  1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Stock Purchase Agreement has the meaning ascribed to such term in the Stock Purchase Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Stock Purchase Agreement shall from and after the date hereof refer to the Stock Purchase Agreement as amended hereby.

                  2. Amendment to Preamble to Definitions. The Preamble to the Definitions in Article I of the Stock Purchase Agreement shall be amended by adding "All references in this Agreement to any other agreement or instrument shall include such other agreement or instrument as the same may be amended, modified, reaffirmed or supplemented on or before the date hereof in accordance with the terms thereof." immediately following the first sentence thereof.

                  3. Amendment to Section 2.1. Section 2.1 of the Stock Purchase Agreement is hereby amended (a) by deleting the term "280,000" in the third line thereof and inserting the term "340,000" in its place and stead, and (b) by deleting the term "$7,000,000" in the fourth line thereof and inserting the term "$8,500,000" in its place and stead.

                  4. Amendment to Section 2.2(b). Section 2.2(b) of the Stock Purchase Agreement shall be amended by deleting the words "including the delivery of the Diligence Fee," in the first and second lines thereof.

                  5. Amendment to Section 2.3(I)(a). Section 2.3(I)(a) of the Stock Purchase Agreement shall be amended (a) by deleting the term "$13,000,000" in the second line thereof and inserting the term "$11,500,000" in its place and stead, and (b) by deleting the term "520,000" in the third line thereof and inserting the term "460,000" in its place and stead.

                  6. Amendment to Section 2.3(I)(b). Section 2.3(I)(b) of the Stock Purchase Agreement shall be amended (a) by deleting the term "$13,000,000" in the second line thereof and inserting the term "$11,500,000" in its place and stead, and (b) by deleting the term "520,000" in the third line thereof and inserting the term "460,000" in its place and stead.

                  7. Amendment to Section 2.3(I)(c). Section 2.3(I)(c) of the Stock Purchase Agreement shall be deleted in its entirety.

                  8. Amendment to Section 2.3(I)(d). Section 2.3(I)(d) of the Stock Purchase Agreement shall be amended (a) by deleting the term "$13,000,000" in the second line thereof and inserting the term "$11,500,000" in its place and stead, and (b) by deleting the term "520,000" in the third line thereof and inserting the term "460,000" in its place and stead and (c) by deleting the term "240,000" in the fifth line thereof and inserting the term "280,000" in its place and stead.

                  9. Amendment to Section 5.1(d). Section 5.1(d) of the Stock Purchase Agreement shall be amended by deleting the words "August 31" in the third line thereof and inserting the words "September 30" in their place and stead.

                  10. Amendment to Article 5. Article 5 of the Stock Purchase Agreement shall be amended to add the following new Section 5.10:


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
                            "Section 5.10 Stockholders Agreements. The Company
                  agrees that it shall not knowingly permit the transfer, or knowingly allow the Operating Partnership to permit the transfer, of the interests restricted from transfer pursuant to the terms of the Stockholders Agreements each dated July 1, 1996 among Mr. Guericke, the Company and Buyer and among Mr. Marcus, the Company and Buyer, respectively. If the Operating Partnership is requested to transfer Partnership Units of the Operating Partnership now held by either of Messrs. Marcus or Guericke directly, or indirectly by the person or persons holding of record as reflected in the Company's 1996 Proxy Statement, the Company will make reasonable inquiries and use its reasonable efforts to ascertain that any such transfer is not in violation of the terms of the applicable Stockholders Agreement. The Company will also monitor the Form 4 and Form 5 Reports that each of Messrs. Marcus or Guericke files with the Securities and Exchange Commission to ascertain that their transfers are in compliance with the terms of the applicable Stockholders Agreement."

                  11. Addition of Article 10. The Stock Purchase Agreement shall be amended by inserting the following Article 10 therein:

                                   "ARTICLE 10

                                "Preemptive Right

                            "10.1 Preemptive Right. For so long as any shares of
                  Preferred Stock are outstanding, the Buyer shall have the rights set forth in this Article 10 as if it was the holder of record and beneficially of all such outstanding shares. The rights set forth herein are in favor of the Buyer and its successors and assigns, provided that any exercise procedures to be accomplished hereunder shall be performed by the Buyer or its nominee and no other person may accomplish such procedures or seek to exercise the preemptive right set forth in this Article 10. Absent an express assignment of the rights of the Buyer under this Article 10, no transfer by the Buyer of shares of Preferred Stock shall affect the rights of the Buyer hereunder.

                            "The Buyer shall have, as if it were the holder of
                  each and every of the issued and outstanding shares of Preferred Stock, at any time and from time to time the preemptive right to purchase, in the case of the proposed issuance by the Company of, or the proposed granting by the Company of shares of, any class of the Company's stock ("Capital Stock"), or any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (including, without limitation, interests in the Operating Partnership) (such rights or options being hereinafter referred to as "Options" and such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities"). On each occasion that the Company proposes to issue Capital Stock, Options or Convertible Securities, or any of the foregoing, the Company shall give to the



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
                 Buyer prior written notice (the "Company Notice") of its intention, by first class mail, postage prepaid, addressed at its last address as shown by the records of the Company, describing the same, the price and the specific terms (or in the context of an offering of Capital Stock, Convertible Securities or Options to the public, a range of price and terms) upon which the Company proposes to issue the same. The Buyer shall have fifteen (15) days from the date of the receipt by the Buyer of the Company Notice to deliver a notice (the "Rights Exercise Notice") notifying the Company of the Buyer's intention to purchase all or a part of its pro rata share of shares or other securities represented by Capital Stock, Options or Convertible Securities, or any of the foregoing, in accordance herewith, for the price and upon the terms specified by the Company Notice, such pro rata share to be that number of such shares or securities or Capital Stock, Options or Convertible Securities, or any of the foregoing, as shall bear the same proportion to the aggregate number of such shares or securities or Capital Stock, Options or Convertible Securities, or any of the foregoing, to be issued or sold as (i) the number of shares of Common Stock as are issuable upon conversion of the Preferred Stock issued and outstanding on the date of the Company Notice bears to (ii) the sum of (A) the total number of shares of Common Stock issued and outstanding on the date of the Company Notice and (B) the number of shares of Common Stock issuable upon conversion or exercise of the Preferred Stock and any Convertible Securities or Options, or both, issued and outstanding on the date of the Company Notice, and at a price or prices no less favorable to the Buyer than the price or prices at which such Capital Stock, Convertible Securities or Options are proposed to be offered for sale to others, provided, however, that the purchase of such Capital Stock, Convertible Securities or Options shall be consummated prior to the later of (x) thirty (30) days after the date of the Rights Exercise Notice and (y) the date the Company consummates the issuance of the Capital Stock, Convertible Securities or Options described in the Company Notice. If, in connection with any proposed issue of Capital Stock, Convertible Securities or Options, the Buyer fails to exercise in full its preemptive right as set forth in this Article 10 then, subject to the next following sentence, the Company may sell the unsold Capital Stock, Convertible Securities or Options at any time within 180 days (60 days in the case of a public offering) thereafter at a price and upon terms no more favorable to the purchasers thereof than specified in the Company Notice; provided, that the Company shall not sell or grant, or permit conversion under, any Capital Stock, Convertible Securities or Options, or any of the foregoing, after such 180 - day period (or 60 - day period in the case of a public offering) without renewed compliance with this Section 10.1; provided, further, that in the case of an underwritten public offering of Securities, if in the opinion of the Company and the underwriter, such renewed compliance by the Company with the procedural requirements hereunder (i.e., timing of notices, etc.) would otherwise impede the consummation of such public offering, the parties agree to take such further action as may be reasonably necessary to effectuate such offering while preserving Buyer's substantive preemptive right hereunder.


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
                            "10.2 Certain Exclusions. The provisions of this
                  Section 10 shall not apply to any shares of any class of the Company's Capital Stock or Options or Convertible Securities, or both (i) issuable upon conversion of any Preferred Stock;
                  (ii) issuable upon conversion of Convertible Securities or the exercise of Options, or both, if the Buyer was offered the opportunity to purchase such shares or securities, or Convertible Securities or Options, or both, pursuant to this
                  Article 10, and declined the same, or as to which the Buyer was not given such opportunity by reason of the application of this Article 10; (iii) issuable in connection with stock splits, stock dividends or recapitalizations as to the effects of which adjustment will be made as provided elsewhere herein or in the Articles Supplementary pertaining to the Preferred Stock; or (iv) issuable to employees and prospective employees pursuant to any plan or pattern of employee equity participation or issuable in connection with the Company's Dividend Reinvestment Plan.

                            "10.3 Adjustments Prior to the Defining Event.
                  Notwithstanding the foregoing, in the event the Company delivers the Company Notice to the Buyer on a date prior to the earliest to occur of (A) December 15, 1996, (B) the Stockholder Approval Date, (C) the later of (x) the Stockholder Rejection Date and (y) the IRS Approval Date (the earliest to occur of (A), (B) and (C), above, shall hereinafter be referred to as the "Defining Event"), the following shall apply:

                                     (i) subject to subsections (iv) and (v),
                           below, the Buyer shall have the preemptive right to purchase all or part of its pro rata share of Capital Stock, Options or Convertible Securities (collectively, "Securities"), which pro rata share shall equal such number of Securities which bears the same proportion to the aggregate number of Securities to be issued or sold as (a) the number of shares issuable upon conversion of 800,000 shares of Preferred Stock bears to (b) the sum of (I) the total number of shares of Common Stock issued and outstanding on the date of the Company Notice and
                           (II) the number of shares of Common Stock issuable upon conversion of 800,000 shares of Preferred Stock and any Convertible Securities or Options issued and outstanding on the date of the Company Notice;

                                     (ii) the Buyer's Rights Exercise Notice
                           must be delivered to the Company within fifteen (15) days of receipt by the Buyer of the Company Notice;

                                     (iii) the Buyer must consummate any
                           purchases hereunder on or prior to the later of (a) forty-five (45) days after the Defining Event and (b) the date the Company consummates the issuance of the Securities specified in the Company Notice;


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
                                     (iv) if and to the extent that on the date
                           of or following the Defining Event, the Buyer is prevented or prohibited from the exercise in full or in part of its preemptive right to purchase any Securities due to restrictions on the ownership by the Buyer (or any group of holders with which such the Buyer may be affiliated or may be deemed to be affiliated) of any of such Securities, whether under applicable Maryland law, provisions of the Company's Charter, any Articles Supplementary thereto or ByLaws, or by reason of restrictions applicable for purposes of the Company's continued qualification as a 'real estate investment trust' for purposes of the Internal Revenue Code of 1986, as amended from time to time (the "Exercise Restriction"), such number of Securities required to be purchased pursuant to such preemptive right shall automatically be reduced to such amount as to not exceed the Exercise Restriction.

                                     (v) Provided further, notwithstanding
                           Section 10.3(i), in the event that, after the date of the Defining Event, the Company issues Securities (the date of such issuance, the "Issuance Date") specified in the Company Notice applicable to such securities and such Company Notice was dated a date before the date of the Defining Event, the Buyer shall have the preemptive right to purchase all or part of its pro rata share of Securities which pro rata share shall equal such number of Securities which bears the same proportion to the aggregate number of Securities sold on the Issuance Date as (a) the number of shares issuable upon conversion of the issued and outstanding Preferred Stock on the Issuance Date bears to (b) the sum of (I) the total number of shares of Common Stock issued and outstanding on the Issuance Date and (II) the number of shares of Common Stock issuable upon conversion of the issued and outstanding Preferred Stock on the Issuance Date and any other Securities issued and outstanding on the Issuance Date."

                  12. Amendment to Section 9.2. Section 9.2 of the Stock Purchase Agreement is hereby amended by deleting Section 9.2 in its entirety and inserting in lieu thereof:

                                     "(a) OTHER THAN WITH RESPECT TO THE
                           PROVISIONS OF ARTICLE 10, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF. ARTICLE 10 OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT OR OF ANY COURT OF THE STATE OF MARYLAND WHICH IS LOCATED IN THE CITY BALTIMORE, MARYLAND, IN ANY


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                           ACTION, SUIT OR PROCEEDING BROUGHT AND RELATED TO OR
                           IN CONNECTION WITH THE RIGHTS AND OBLIGATIONS SET FORTH IN ARTICLE 10 OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY ARTICLE 10 AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THE RIGHTS AND OBLIGATIONS SET FORTH IN ARTICLE 10 OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO THEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT.

                                     "(b) The parties to this Agreement agree to
                           use their best efforts to cause the provisions of
                           Section 9.2(a) to be observed.

                                     "(c) The parties hereto knowingly,
                           voluntarily and expressly waive all right to trial by jury in any action, proceeding or counterclaim enforcing or defending any rights arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties acknowledge that the provisions of this Section 9.2(c) have been bargained for and that it has been represented by counsel in connection therewith."

                  13. Full Force and Effect. Except as specifically amended and modified hereby, the Stock Purchase Agreement shall remain in full force and effect and no party hereto waives any of its rights under the Stock Purchase Agreement.

                  14. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.


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
                  15. Consequential Damages. In no event will either party be liable to the other in contract, tort or otherwise for any consequential, indirect, exemplary, incidental or special damages arising out of or relating to this Amendment.

                  16. Entire Agreement. The Stock Purchase Agreement, as amended hereby (including agreements incorporated herein or therein), and the Schedules and Exhibits thereto contain the entire agreement between the parties with respect to the subject matter hereof and thereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein or therein. This Amendment is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

                  17. Successors and Assigns. Except as otherwise provided herein, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  18. Headings. The Section headings contained in this Amendment are inserted for convenience of reference only and will not affect the meaning or interpretation of this Amendment.

                  19. Amendments and Waivers. This Amendment may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

                  20. Absence of Presumption. This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the party, drafting or causing any instrument to be drafted.

                  21. Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                  22. Further Assurances. The Company and Buyer agree that, from time to time, each of them will execute and deliver such further instruments of conveyance and transfer and take such other action as may be necessary to carry out the purposes and intents hereof.

                  23. Specific Performance. Buyer and the Company each acknowledge that, in view of the uniqueness of the parties hereto, the parties hereto would not have an adequate remedy at law for money damages in the event that this Amendment were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.


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
                  24. Expenses. Whether or not any purchase of Preferred Stock contemplated hereby is consummated, all reasonable legal and other costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby shall be paid by the Company.

                                      * * *

         IN WITNESS WHEREOF, the parties have duly executed, or have caused their duly authorized officer or representative to execute, this Amendment No. 1 to Stock Purchase Agreement as of the date first above written.

                       TIGER/WESTBROOK REAL ESTATE FUND,
                       L.P., a Delaware limited partnership

                          By: Tiger/Westbrook Real Estate Partners Management, L.L.C., a Delaware limited liability company, General Partner

                            By: Westbrook Real Estate Fund I, L.L.C., a Delaware limited liability company, Managing Member

                                  By: /s/ W.H. Walton III
                                     -------------------------------------------
                                         William H. Walton III,
                                         Managing Member

                                  By: /s/ Paul D. Kazilionis
                                     -------------------------------------------
                                         Paul D. Kazilionis
                                         Managing Member

                       TIGER/WESTBROOK REAL ESTATE CO-INVESTMENT PARTNERSHIP, L.P., a Delaware limited partnership

                           By:  Tiger/Westbrook Real Estate Partners Management,
                                 L.L.C., a Delaware limited liability company, General Partner

                            By: Westbrook Real Estate Fund I, L.L.C., a Delaware limited liability company, Managing Member

                                  By: /s/ W.H. Walton III
                                     -------------------------------------------
                                         William H. Walton III,
                                         Managing Member

                                  By: /s/ Paul D. Kazilionis
                                     -------------------------------------------
                                         Paul D. Kazilionis
                                         Managing Member


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
                       ESSEX PROPERTY TRUST, INC.

                       By: /s/ Michael Schall
                          ------------------------------------------------------
                              Name: Michael Schall
                                   ---------------------------------------------
                              Title: CFO
                                    --------------------------------------------

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